UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

TMT Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41667	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

420 Lexington Ave, Suite 2446
New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 627-0058

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	TMTCU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	TMTC	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive two-tenths of one ordinary share	TMTCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2023, TMT Acquisition Corp, a Cayman Islands exempted company (the “SPAC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the SPAC, TMT Merger Sub, Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of the SPAC (“Merger Sub”), and eLong Power Holding Limited, a Cayman Islands exempted company (the “Company”).

The Company develops disruptive battery technologies for commercial and specialty vehicles as well as energy storage systems, with research and development and production capabilities that span multiple battery cell chemistries, modules, and packs. The Company’s lower-cost, high power and fast-charging batteries are designed specifically for commercial electric vehicles and large-scale energy storage systems.

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “Business Combination”), and in accordance with the Cayman Companies Act, as amended:

The Merger. Merger Sub will merge with and into the Company, the separate corporate existence of Merger Sub will cease, and the Company will be the surviving corporation and a wholly-owned subsidiary of the SPAC (the “Merger”).

Initial Consideration and Indemnification Shares. Upon consummation of the Merger (the “Closing”), among other things, the SPAC will acquire all outstanding equity interests in the Company in exchange for ordinary shares of the SPAC with a value of $450,000,000 (based on an assumed value of $10.00 per ordinary share of the SPAC). Upon the effective time of the Merger (the “Effective Time”), all of the Class A Ordinary Shares, par value $0.00001 per share, of the Company (the “Company Class A Ordinary Shares”) and Class B Ordinary Shares, par value $0.00001 per share, of the Company (the “Company Class B Ordinary Shares”) will be exchanged for 45,000,000 SPAC Class A Ordinary Shares (as defined below) and SPAC Class B Ordinary Shares (as defined below) (the “Initial Consideration”), respectively, less the number of SPAC Class A Ordinary Shares reserved for issuance upon exercise of the Assumed Warrants (as defined below), allocated among the Company’s shareholders on a pro rata basis.

The Company Class B Ordinary Shares have, and the SPAC Class B Ordinary Shares will have, economic terms that are identical to the Company Class A Ordinary Shares and the SPAC Class A Ordinary Shares, respectively, except the Company Class B Ordinary Shares have, and the SPAC Class B Ordinary Shares will have, 50 votes per share. The sole shareholder of the Company Class B Ordinary Shares (the “Majority Shareholder”) will receive all of the SPAC Class B Ordinary Shares issued in the Merger.

Three hundred thousand SPAC Class B Ordinary Shares issued as part of the Initial Consideration will be held in escrow for two years after the closing of the Business Combination (the “Closing Date”) as security for certain indemnification obligations of the Majority Shareholder in favor of the SPAC.

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Company Warrants. The Company currently has outstanding warrants (“Company Warrants”), some of which may not be able to be exercised for Company Class A Ordinary Shares prior to the Closing Date as certain commercial and regulatory approvals needed in the People’s Republic of China for such holders of Company Warrants may not have been received. For that reason, if there are Company Warrants outstanding on the Closing Date, the SPAC will assume such Company Warrants (the “Assumed Warrants”) and reserve the number of SPAC Class A Ordinary Shares from the Initial Consideration that will be issuable pursuant to the Company Warrants once exercised.

Earnout Shares. In addition to the Initial Consideration, the Majority Shareholder has the right to contingent earnout consideration of approximately $90,000,000 (based on an assumed value of $10.00 per ordinary share of the SPAC) (the “Earnout Consideration”). At the Effective Time, an additional 9,000,000 SPAC Class B Ordinary Shares (the “Earnout Shares”), shall be issued and held in escrow and will be released to the Majority Shareholder if and to the extent certain revenue-based milestones are achieved by the combined company and its subsidiaries during calendar years 2024 and 2025. In addition, the Majority Shareholder will be entitled to receive the Earnout Shares in the event there occurs any transaction resulting in a change of control during the period of time that the Earnout Shares are held in escrow.

Change of Name. Upon the Effective Time, the SPAC will be renamed “eLong Power Inc.”

The board of directors of the SPAC has unanimously (i) approved and declared advisable the Merger Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of the SPAC.

Redesignation of Ordinary Shares; Separation of Units; Conversion of Rights

On the Closing Date, and subject to receipt of the required SPAC shareholder approvals, the SPAC shall cause its memorandum and articles of association to be amended and restated in such form as shall be mutually agreed upon between the Company and the SPAC (the “A&R Memorandum and Articles of Association”). In order to match the existing Company capitalization (which is made up of Company Class A Ordinary Shares and Company Class B Ordinary Shares), the A&R Memorandum and Articles of Association shall include the redesignation of the current Ordinary Shares, par value $0.0001 per share, of the SPAC (the “SPAC Ordinary Shares”) as Class A Ordinary Shares, par value $0.0001 per share, of the SPAC (the “SPAC Class A Ordinary Shares”) and shall create the Class B Ordinary Shares, par value $0.0001 per share, of the SPAC (the “SPAC Class B Ordinary Shares”). As described above, the SPAC Class B Ordinary Shares shall have the same economic terms as SPAC Class A Ordinary Shares but shall carry increased voting rights in the form of fifty (50) votes per share.

Accordingly, non-redeeming holders of the SPAC’s ordinary shares will continue as holders of SPAC Class A Ordinary Shares after the Closing. In addition, upon the Closing, each of the SPAC Units will automatically separate and each of the SPAC Rights will automatically convert into 2/10th of a SPAC Class A Ordinary Share.

Conditions to Closing

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related matters by the respective shareholders of the SPAC and the Company, (ii) effectiveness of the registration statement on Form S-4 to be filed by the SPAC in connection with the Business Combination, (iii) that after redemption of all SPAC Ordinary Shares submitted for redemption by the SPAC’s shareholders, the SPAC’s net tangible assets shall be no less than $5,000,001 upon Closing, (iv) that there has been no “Material Adverse Effect” on either the Company or the SPAC since the date of the Merger Agreement, (v) that the Company has filed with the China Securities Regulatory Commission (the “CSRC”) for approval of the Merger pursuant to the Trial Administrative Measures of the Overseas Securities Offering and Listing by Domestic Companies, (vi) the absence of certain injunctions and (vii) the listing of the SPAC Class A Ordinary Shares and the SPAC Class B Ordinary Shares shall have been approved by NASDAQ.

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Covenants

The Merger Agreement contains certain covenants and agreements of the parties, including, among others, covenants providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) promptly after signing, the parties to engage with certain investors to enter into Private Investment in Public Equity (“PIPE”) subscription agreements, pursuant to which, among other things, the PIPE Investors would agree to subscribe for and purchase from the SPAC on the Closing Date up to $15,000,000 of SPAC Class A Ordinary Shares (the price and other terms of which are to be agreed upon with each PIPE investor), (iii) the Company and the SPAC to furnish each other and their respective representatives reasonable access through the Closing to their properties, appropriate officers and employees, books and records, (iv) until the termination or closing of the transactions, neither party to solicit or accept offers or proposals regarding alternative transactions, (v) the Company to prepare and deliver to the SPAC certain audited and unaudited consolidated financial statements of the Company, (vi) the SPAC to prepare and file, as soon as possible after the signing of the Merger Agreement, a proxy/registration statement on Form S-4 and take certain other actions to obtain the requisite approval of the SPAC shareholders of certain proposals regarding the Business Combination (including regarding approval to register the shares of SPAC Class A Ordinary Shares and PSAC Class B Ordinary Shares to be issued in the Merger), (vii) once the current holders of the Company Warrants have received the required commercial and regulatory approvals in the People’s Republic of China, such holders to immediately exercise their respective Company Warrants for Company Class A Ordinary Shares (any Company Warrants not so exercised prior to Closing to be will be assumed by the SPAC as described above), (viii) the parties to use reasonable best efforts to consummate the Business Combination, including obtaining necessary approvals from the CSRC, (ix) the SPAC to adopt and approve an equity incentive plan that reserves fifteen percent of the SPAC ordinary shares outstanding (and underlying the Assumed Warrants) immediately after the Closing, for issuance pursuant to equity awards under such plan, (x) the ability of the SPAC and its sponsor, 2TM Holding LP, a Delaware limited partnership (the “Sponsor”), to extend, in accordance with its governing documents and the Investment Management Trust Agreement, dated as of October 13, 2022, between the SPAC and Continental Stock Transfer & Trust Company, as trustee (the “Trust Agreement”), the date by which the SPAC must consummate a Business Combination (each, an “Extension”), and (xi) the Company to pay fifty percent of the extension fees the Sponsor is required to deposit into the trust account of the SPAC (the “Trust Account”) in connection with any Extension. In the event the Merger Agreement is terminated for any reason other than the Company’s breach, then the amounts paid by the Company for any Extension will be repaid in the event the SPAC completes another initial business combination, or from funds outside the Trust Account, in the event the SPAC is dissolved and wound up.

Representations and Warranties

The Merger Agreement contains customary representations and warranties by the SPAC and the Company. All representations and warranties of the Company will survive for two years after the Closing Date, except those relating to tax and environmental matters which will survive for five years after the Closing Date. The representations and warranties of the SPAC will not survive the Closing.

Indemnification

The Majority Shareholder will indemnify the SPAC for any indemnification claims brought in relation to the Company’s representations and warranties. In addition, the SPAC has the right, for two years after the Closing Date, to make indemnification claims with respect to certain specified pending litigations. This indemnification will be capped at 300,000 SPAC Class B Ordinary Shares and subject to a tipping basket of $2,250,000. Such shares will be escrowed for up to two years and valued at the time of any indemnification payment(s). Fifty percent of the escrowed shares will be released one year after Closing and the remainder will be released at the end of the two-year period (minus any amounts paid out for claims). After the initial two-year period, the indemnity obligation will remain limited to value of the escrowed shares (even though they will have been released), but the indemnification obligation will continue for a further three years for tax and environmental matters. Additionally, the Majority Shareholder has the option to satisfy its indemnification obligations by the cash value of the shares rather than the delivery of any of the escrowed shares.

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Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including (i) by the mutual written consent of the Company and the SPAC, (ii) by the Company or the SPAC, if the Closing shall not have occurred on or before June 30, 2024, (iii) by the Company or the SPAC if the other party breaches certain representations, warranties, or covenants, as specified in the Merger Agreement, and that breach is unable to be cured, or is not cured, within 30 days, or (iv) by the Company or the SPAC, if the Company shareholder approval is not obtained or the SPAC shareholder approval is not obtained.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1, and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Certain Related Agreements

Shareholder Voting Agreement

On December 1, 2023, in connection with the execution of the Merger Agreement, the Majority Shareholder entered into the Shareholder Agreement with the Company and the SPAC, pursuant to which, among other things, it pledged to support the transaction and vote all its shares for the transaction.

A copy of the Shareholder Voting Agreement is filed with this Current Report as Exhibit 10.5, and is incorporated herein by reference, and the foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference thereto.

Sponsor Support Agreement

On December 1, 2023, in connection with the execution of the Merger Agreement, the Sponsor entered into the Sponsor Support Agreement with the Company and the SPAC, pursuant to which, among other things, the Sponsor agreed to vote any of the SPAC securities held by it to approve the Business Combination and the other SPAC shareholder matters required pursuant to the Merger Agreement, and not to seek redemption of any of its SPAC securities in connection with the consummation of the Business Combination.

A copy of the Sponsor Support Agreement is filed with this Current Report as Exhibit 10.6, and is incorporated herein by reference, and the foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference thereto.

Form of Lock-up Agreement

The Merger Agreement contemplates that, at or prior to the Closing, the SPAC and the shareholders of the Company will enter into a lock-up agreement (the “Lock-Up Agreement”), pursuant to which no shares of SPAC Class A Ordinary Shares or SPAC Class B Ordinary Shares may be transferred until the date that is six months after the Closing; provided that these restrictions can be lifted early if (a) the price of the shares equals or exceeds $12.00 per share for any 20 trading days within any 30-day trading period commencing at least 150 days after the Closing Date, or (b) the post-Closing combined company completes a transaction that results in the public shareholders having the right to exchange their ordinary shares for cash, securities or other property.

A copy of the form of Lock-Up Agreement is filed with this Current Report as Exhibit 10.7, and is incorporated herein by reference, and the foregoing description of the form of Lock-Up Agreement is qualified in its entirety by reference thereto.

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Form of Employment Agreement

The Merger Agreement contemplates that, at or prior to the Closing, the post-Closing combined company and each of Ms. Xiaodan Liu and Mr. Xing Tang will enter into an employment agreement (the “Employment Agreements”), the terms of which will be market for similarly situated Chief Executive Officers and Chief Financial Officers, respectively.

A copy of the form of Employment Agreement is filed with this Current Report as Exhibit 10.8, and is incorporated herein by reference, and the foregoing description of the form of Employment Agreement is qualified in its entirety by reference thereto.

Disclaimer

The Merger Agreement and the four transaction agreements referenced above (the “Transaction Agreements”) have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about the SPAC or its affiliates or the Company. The representations, warranties, covenants and agreements contained in the Merger Agreement, the Transaction Agreements and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to such agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and the Transaction Agreements and should not rely on the representations, warranties, covenants and agreements contained therein or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement and the Transaction Agreements, as applicable, which subsequent information may or may not be fully reflected in the SPAC’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On December 4, 2023, the SPAC issued a press release (the “Press Release”) announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the SPAC under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

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Additional Information and Where to Find It

In connection with the proposed Business Combination, the SPAC intends to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a proxy statement/prospectus. After the registration statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of the SPAC as of the record date established for voting on the proposed Business Combination and will contain important information about the proposed Business Combination and related matters. Shareholders of the SPAC and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the SPAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed Business Combination because they will contain important information about the SPAC, the Company and the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: TMT Acquisition Corp, c/o Dajiang Guo, 420 Lexington Ave., Suite 2446, New York, NY 10170, Telephone: (347) 627-0058.

Participants in the Solicitation

The SPAC and its respective directors and executive officers may be deemed participants in the solicitation of proxies from the SPAC’s shareholders in connection with the proposed Business Combination. The SPAC’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the SPAC as reflected of the SPAC’s final prospectus of March 27, 2023, in connection with the SPAC’s initial public offering, as filed with the U.S. Securities and Exchange Commission (the “SEC”). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the SPAC’s shareholders in connection with the proposed Business Combination will be set forth in the proxy statement/prospectus for the proposed Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination will be included in the proxy statement/prospectus that the SPAC intends to file with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

The Company and its respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the SPAC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available.

No Solicitation or Offer

This communication shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to any registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

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Forward-Looking Statements Legend

This communication contains forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical facts contained in this communication, including statements regarding the expected timing and structure of the Business Combination, the ability of the parties to complete the Business Combination, the expected benefits of the Business Combination, the tax consequences of the Business Combination, the amount of gross proceeds expected to be available to the SPAC after the Closing and giving effect to any redemptions by the SPAC shareholders, the Company’s future results of operations and financial position, business strategy and its expectations regarding the application and commercialization of its products. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the SPAC and the Company, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to: the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect the price of the SPAC’s securities; the risk that the SPAC shareholder approval of the Business Combination is not obtained; the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the amount of funds available in the SPAC’s Trust Account following any redemptions by the SPAC’s shareholders; the failure to receive certain governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; changes in general economic conditions, including as a result of the COVID 19 pandemic or the conflicts between Russia and Ukraine and between Israel and Palestine; the outcome of litigation related to or arising out of the Business Combination, or any adverse developments therein or delays or costs resulting therefrom; the effect of the announcement or pendency of the transactions on the SPAC’s or the Company’s respective business relationships, operating results, and businesses generally; the ability of the SPAC to continue to meet Nasdaq’s listing standards following the consummation of the Business Combination; costs related to the Business Combination; that the price of the SPAC’s securities may be volatile due to a variety of factors, including the SPAC’s or the Company’s inability to implement their respective business plans or meet or exceed their financial projections and changes in the combined capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; and the ability of the Company to implement its strategic initiatives.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the SPAC’s registration statement on Form S-1 (File No. 333-259879), the registration statement on Form S-4, the proxy/information statement/prospectus and certain other documents filed or that may be filed by the SPAC from time to time with the SEC following the date hereof. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the SPAC assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

The SPAC does not give any assurance that the SPAC or the Company will achieve their expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

2.1*	Agreement and Plan of Merger, dated December 1, 2023, by and among the SPAC, TMT Merger Sub, Inc. and the Company

10.5*	Sponsor Support Agreement, dated December 1, 2023, by and among Sponsor, the SPAC and the Company

10.6*	Shareholder Voting Agreement, dated December 1, 2023, by and among the SPAC, the Company and the Majority Shareholder

10.7	Form of Lock-Up Agreement

10.8	Form of Employment Agreement

99.1	Press Release, dated December 4, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2) or 601(a)(5), as applicable. The SPAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2023	TMT Acquisition Corp

	By:	/s/ Dajiang Guo
	Name:	Dajiang Guo
	Title:	Chief Executive Officer

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